2018 Bank of America Merrill Lynch Insurance Conference SELECTIVE INSURANCE GROUP, INC. February 14, 2018

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 P A GE 2 In this presentation, we make certain statements and reference other information that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual results. We can give no assurance that our expectations expressed in forward-looking statements will prove to be correct. Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements are discussed in further detail in Selective’s public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including “non-GAAP operating earnings per share,” “non-GAAP operating income,” and “non-GAAP operating return on equity.” Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10-K and our Supplemental Investor Package, which can be found on our website <www.selective.com> under “Investors/Reports, Earnings and Presentations.” We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance. SAFE HARBOR STATEMENT

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 3 Greg Murphy Chairman and Chief Executive Officer STRATEGIC OVERVIEW

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 4 P A GE 4 A SUPER-REGIONAL COMPANY WITH NATIONAL CAPABILITIES $3.4B Market Cap (as of 2/12/17) $119M A/T investment income (up 20% Y/Y) 25 state footprint 90+ $2.4B NPW (up 6% Y/Y) significant expansion plans years of financial strength and superior execution 2017 non-GAAP operating ROE of 11.4% – in line with long-term target of 300 bps over WACC 93.3% GAAP Combined Ratio

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 5 P A GE 5 OUR SUSTAINABLE COMPETITIVE ADVANTAGES  Enables effective management of pricing and retention  Increase share of wallet and new agent appointments  Agent overall satisfaction rating of 8.8/10  Locally-based underwriting, claims, and safety management specialists  Agile capability and excellent data analytics  Customer-centricity has been the centerpiece of our strategy  Developing holistic solution for 24-hour omni-channel shared experience  Each full point on CR = 110 basis points of non-GAAP operating ROE*  Investments to stockholders’ equity ratio of 3.32 suggests ~800 basis points of non-GAAP operating ROE* True franchise value with “ivy league” distribution partners Unique field model enabled by sophisticated tools and technology Superior customer experience delivered by best-in-class employees Above-average operating leverage enhances ROEs * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures.

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 6 P A GE 6 TRUE FRANCHISE VALUE WITH DISTRIBUTION PARTNERS 1,250 distribution partners 700 distribution partners 25 States 13 States All 50 States Standard Commercial (78% of 2017 NPW) Standard Personal (13% of 2017 NPW) E&S (9% of 2017 NPW) 85 wholesale distribution partners

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 7 P A GE 7 UNIQUE UNDERWRITING FIELD MODEL ENABLED BY SOPHISTICATED TOOLS AND TECHNOLOGY  Empowered field underwriting model  Local decision making supported by centralized expertise  Armed with sophisticated underwriting and claims tools  Focused on delivering best-in-class customer service Small Business Team Field Claims Adjusters Safety Management Specialist Agency Management Specialist Regional Underwriting Team The cornerstone of our “High-tech, High-touch” business strategy

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 8 P A GE 8 DELIVER A SUPERIOR OMNI-CHANN L CUSTOMER EXPERIENCE  Changing expectations from customers, and potential disruptive threats from traditional and non-traditional competitors  Partnering with agents to invest in joint strategies to provide a seamless customer experience  Eliminating customer friction points, and build-out of customized, proactive messaging  Identifying value-added services to increase switching costs Customer-centricity is core to who we are as a company

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 9 P A GE 9 GAAP Combined Ratios 100.9% 92.5% 107.2% 93.3% 85% 90% 95% 100% 105% 110% 2011 2012 2013 2014 2015 2016 2017 Underlying Combined Ratio Reported Combined Ratio Underlying* GAAP Combined Ratios 2016 93.3% 2017 92.5% Improvement 0.8 pts 2017: EXCELLENT OPERATING PERFORMANCE  2017 pure written price increases by segment: o Commercial Lines – 2.9% o Personal Lines – 3.0% o E&S – 5.0%  Expected claim inflation of ~3.0%  Underwriting and claim improvement  Focus on lowering expense ratio *Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development 2018 forecast of a 91.0% underlying GAAP combined ratio

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 0 P A GE 1 0 Historical Net Premiums Written 1 9 9 9 2 0 0 1 2 0 0 3 2 0 0 5 2 0 0 7 2 0 0 9 2 0 1 1 2 0 1 3 2 0 1 5 2 0 1 7 $0B Managed Premium Volume During Soft Market $2.5B LONG HISTORY OF DISCIPLINED & PROFITABLE GROWTH COMMERCIAL LINES GROWTH DRIVERS:  Growing share of wallet to 12% with existing distribution partners  New appointments to represent 25% share in existing markets  Geo-expansion (3 new states)  New products and M&A Successful track record of cycle management and profitable growth Lower Risk Higher Risk Combined opportunity at 3% market share implies potential company profile in excess of $4B of NPW

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 1 P A GE 1 1 COMMERCIAL LINES GEO-EXPANSION ENHANCES GROWTH OPPORTUNITIES  Diversification and spread of risk o Targeting 30 fully operational states o Remainder to support multi-state accounts  Leverage existing Selective leaders and hire local underwriters who know the market and agencies  Successful start in AZ and NH in 2017; CO in January 2018  UT and NM on target for later this year A well-thought out and disciplined approach to geo-expansion Current States Expansion States Fill-in States

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 2 P A GE 1 2 Selective has the right tools, technology, and team in place to continue driving profitable growth in Standard Commercial Lines 2011 2012 2013 2014 2015 2016 2017 NPW GAAP Combined Ratio $2.2B ($ in billions) 80% 110% $0B STANDARD COMMERCIAL (78% OF BUSINESS): A PROFIT ENGINE  Focused on disciplined and profitable growth  Drivers of profitability are: o Price increases ≥ expected claim inflation o Underwriting mix improvement o Enhanced claims outcomes o Expense management 2011 2012 2013 2014 2015 2016 2017 90% 100% 7% CAGR of NPW from 2011-2017

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 3 P A GE 1 3 Strong focus on developing tools and technologies that enable more efficient decision making A PORTFOLIO APPROACH O UNDERWRITING Commercial Lines Pricing By Retention Group 65% 75% 85% 95% 0% 3% 6% 9% Above Average Average Below Average Low Very Low Ren e w a l P ure P ri c e CLAS Pure Rate % Premium Renewed P o int o f Ren e w a l Ret e nt io n % of Premium 49% 26% 15% 7% 3%  Portfolio management approach yields higher retention and rate  Granular and account-specific pricing including: o Predictive modeling o Relative loss frequency and severity o Pricing deviation o Hazard and segment consideration *May not foot due to rounding

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 4 P A GE 1 4 January 2018 Commercial Lines renewal pure price increase averaged 2.8% SOPHISTICATED TOOLS AND ACTIONABLE DATA CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey R ene w a l P ure P ri ce ( % ) Ret e nt io n (% ) 0.9% 3.1% 2.8% 6.2% 7.6% 5.6% 3.0% 2.6% 2.9% 0.3% -0.8% 1.9% 5.9% 5.9% 3.0% 1.2% 0.6% 0.6% 79% 80% 82% 83% 76% 80% 84% -2.0% 2.0% 6.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 SIGI Pricing CLIPS Pricing SIGI Retention Price change for 2017 is as of first nine months for CLIPS and full year 2017 for Selective

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 5 P A GE 1 5 Firmer auto insurance pricing environment is resulting in more growth opportunities 2011 2012 2013 2014 2015 2016 2017 NPW GAAP Combined Ratio $400M 120% 60% 80% 100% ($ in millions) $0 STANDARD PERSONAL LINES (13% OF BUSINESS) HOMEOWNERS (88.2% combined ratio in 2017)  Target of 90% combined ratio in normal CAT year (14 points)  Continue to diversify writings across footprint PERSONAL AUTO (112.8% combined ratio in 2017)  Firmer pricing, although claim trends remain elevated  Expense improvements to continue FLOOD  Fifth largest “Write Your Own” flood participant; a partial hedge for catastrophe losses

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 6 P A GE 1 6 Long-term goal is for consistent target margins ($ in millions) 2012 2013 2014 2015 2016 2017 NPW GAAP Combined Ratio $250M 140% 80% 100% $0 EXCESS & SURPLUS (9% OF BUSINESS)  Focus on target combined ratio – top-line changes will be based on market conditions  Targeted price increases being implemented to drive profitability  Claims outcome improvements  Our E&S business has a lower-risk profile: o Average policy size below $3K o 98% of policies within $1M limit

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 7 Mark Wilcox EVP, Chief Financial Officer FINANCIAL OVERVIEW

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 8 P A GE 1 8 $15.81 $29.28 $8 $16 $24 $32 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 A FOCUS ON NON-GAAP OPERATING ROE* AND GROWTH IN BOOK VALUE PER SHARE Historical Book Value per Share Growth Meeting long-term financial target for a non-GAAP operating ROE* of 300 basis points above our WACC Superior growth in book value per share Higher total shareholder returns over time Strong track record of book value per share growth and shareholder value creation * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures.

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 1 9 P A GE 1 9 LOWER RISK PROFILE AND STRONG FINANCIAL STRENGTH A Lower Risk Profile Low to Medium Hazard Writer Strong financial strength ratings A.M. Best A S&P A Moody’s A2 Fitch A+  Focused on low- to medium-hazard business  Strong balance sheet underpinned by a conservative approach to: o Managing the investment portfolio o Purchasing reinsurance protection o Reserving  Our conservative approach enables greater operating leverage with a NPW/surplus ratio of 1.4x  Each full point on the combined ratio = ~110 basis points of ROE  Each full point of P/T book yield = ~275 basis points of ROE

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 0 P A GE 2 0 A conservative investment management philosophy, with a focus on highly-rated fixed income securities CONSERVATIVE INVESTMENT PORTFOLIO  Fixed income and short-term investments comprise 95% of the investment portfolio: o “AA-” average credit quality o Effective duration of 3.7 years o Includes 3% allocation to high yield securities  Current risk asset allocation (high yield, public equity and alternatives) at 8% of invested assets, compared with long-term target of 10% o Ongoing work to further diversify our alternative investments portfolio Investment Portfolio Breakdown as of 12/31/17 $5.7B of Investments Fixed Income 92% Short-Term 3% Equities 3% Alternatives 2% (3% High yield)

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 1 P A GE 2 1 CATASTROPHE LOSS IMPACT HAS BEEN BELOW INDUSTRY AVERAGE Relatively low historical volatility from catastrophe losses on the combined ratio  Catastrophe loss impact over the past 15 years has averaged: o 5.0 percentage points for the P&C industry o 2.8 percentage points for Selective  Catastrophe loss mitigation initiatives include: o Strict guidelines around coastal properties o Focus on geographic diversification and growth that minimizes peak CAT aggregations Impact of Catastrophe Losses on Combined Ratio Note: Catastrophe impact for P&C industry based on A.M. Best estimates; 2017 results based on A.M. Best’s US Property/Casualty: 2018 Review & Preview from Feb 6, 2018 Catastrophe loss impact on combined ratio (pts.) SIGI 15-Yr. Avg. P&C Industry 15-Yr. Avg. P&C Industry SIGI

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 2 P A GE 2 2 2% 2% 3% 3% 4% 5% 22% 0% 6% 12% 18% 24% 25 50 100 150 200 250 500 (Return Period in Years) PRUDENT REINSURANCE PROGRAM  2018 property catastrophe treaty structure: o Coverage of $735M in excess of $40M retention (up to 1-in-250 year event level) o $224M of limit at top of program is collateralized o Additional earnings volatility protection from our non-footprint $35M in excess of $5M layer  Property XOL treaty covers losses up to $58M in excess of $2M retention  Casualty XOL treaty covers losses up to $88M in excess of $2M retention Net Single-Event Hurricane Loss* as a % of Equity Balance sheet protection through conservative program and strong panel of reinsurance partners * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 7/1/17. Equity as of 12/31/17.

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 3 P A GE 2 3 0.0% 2.0% 4.0% 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 A STRONG RESERVING TRACK RECORD  Disciplined reserving practices: o Quarterly actuarial reserve reviews o Semi-annual independent review o Independent year-end opinion  Favorable reserve development in Workers Compensation and General Liability lines was partially offset by strengthening in Commercial Auto and E&S lines during 2016 and 2017 Impact of Reserve Development on our Combined Ratio Eleven consecutive years of net favorable reserve development

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 4 P A GE 2 4 STRONG NON-GAAP OPERATING ROE* IN 2017 AND WELL POSITIONED FOR THE FUTURE Other includes Interest expense + other expenses * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures. 2017 Non-GAAP Operating ROE* in Line With Long-Term Target Underwriting Investments Other* Non-GAAP Operating ROE* 8.5% 0% 7% 14% 11.4% (2.1)% 6.2% 7.3% Estimated WACC for SIGI

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 5 P A GE 2 5 2018 COMBINED RATIO PLAN – UND RLYING MARGIN IMPROVEMENT Targeting underlying margin improvement of 150 basis points in 2018 Reconciliation of 2018 GAAP Combined Ratio Guidance 2017 Underlying Combined Ratio 92.5% 2.1% Loss Trend (1.9)% Earned Rate (0.9)% Claims/ UW Improvement 2018 Underlying Combined Ratio Guidance 91.0% (0.8)% Expenses  Targeting price increases to keep up with loss inflation  Assumes no prior-year casualty reserve development  Business mix improvement through risk segmentation  Claims and underwriting improvements  Focus on lowering expense ratio  CAT budget of 3.5 points

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 6 P A GE 2 6 CAPITAL AND LIQUIDITY PLAN EXPENSE MANAGEMENT STRONG CAPITAL AND LIQUIDITY POSITION, FOCUS ON EXPENSES  Strong capital position with 20.4% debt-to-capital ratio  Target NPW/surplus ratio of ~1.4x (lower end of historical range)  Growing the business currently provides the most attractive capital deployment opportunity  Sustainable growth rate of approximately 9%  Increased shareholder dividend by 13% in 2018  Targeting a 33% statutory expense ratio or lower over time  Cost management and greater leverage from NPW growth helping reduce expense ratio  Restructured long-term stock compensation program should reduce corporate expenses over time  Corporate effective tax rate expected to be 10 percentage points lower in 2018  Will continue to make significant investments for the future

CLICK TO EDIT MASTER TITLE STYLE  Edit Master text styles o Second level  Third level  Fourth level  Fifth level P A GE 2 7 P A GE 2 7 Selective delivers High-tech, High-touch insurance solutions while leveraging a unique distribution model to generate long-term value for shareholders OUR INVESTMENT PROPOSITION  Leveraging our competitive strengths to generate sustained financial outperformance o Strong franchise value with “ivy league” distribution partners o Unique field model enabled by sophisticated technology o Superior customer experience delivered by best-in-class employees  Excellent growth opportunities within footprint and geo-expansion  Solid underwriting margins, and well positioned for firming market  Targeting non-GAAP operating ROE* 300 basis points over WACC  Conservative approach to risk selection and balance sheet management * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures

2018 Bank of America Merrill Lynch Insurance Conference SELECTIVE INSURANCE GROUP, INC. February 14, 2018